UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2018

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AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

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Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)

Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2018, Avadel Pharmaceuticals plc, an Irish public limited company (the “Company”), and Avadel Management Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Avadel Management Corporation”), entered into an Employment Agreement Termination and Release Agreement with Michael S. Anderson (the “Termination and Release Agreement”), relating to the termination of Mr. Anderson’s employment as Chief Executive Officer of the Company under the employment agreement between Mr. Anderson and Avadel Management Corporation dated as of August 15, 2017 (the “Anderson Employment Agreement”). The Termination and Release Agreement is more particularly described below under Item 5.02 of this Current Report on Form 8-K and a copy thereof is attached hereto as Exhibit 10.1.

Item 1.02	Termination of a Material Definitive Agreement.

The information in Items 1.01 and 5.02(b) of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Resignation of Chief Executive Officer and Director

On December 30, 2018 (the “Termination Date”), in connection with the execution and delivery of the Termination and Release Agreement, Michael S. Anderson resigned as Chief Executive Officer and as a member of the Board of Directors of the Company. Mr. Anderson’s decision to resign as a member of the Board of Directors of the Company was not the result of any disagreement relating to the Company's operations, policies or practices.

The Termination and Release Agreement terminates the Anderson Employment Agreement, other than certain specified sections thereof including section 4 (providing for certain post-employment restrictive covenants). Pursuant to the Termination and Release Agreement, (i) Mr. Anderson is entitled to receive (a) a cash payment of $899,106.00, payable in 18 consecutive, equal monthly installments, commencing on the first payroll date following the Termination Date; (b) a one-time, lump sum cash payment of $48,495.50 to be paid on the first monthly payroll date occurring after the one-month anniversary of the Effective Date for Mr. Anderson’s assistance with transition services; and (c) a one-time, lump sum cash payment of $18,000 to be paid on the first monthly payroll date after the one-month anniversary of the Effective Date for an automobile allowance, (ii) the Company will waive the post-termination limitation on the exercise period under any of Mr. Anderson’s vested options under equity incentive plans relating to the Company’s equity securities; (iii) all awards and options with respect to the Company’s equity securities under any such incentive plans that have not vested as of the Termination Date shall no longer be subject to further vesting and shall be cancelled effective as of the Termination Date; (iv) Mr. Anderson and/or his spouse will be permitted to continue participation in the Company’s health plan under COBRA and the Company will pay the COBRA premiums on behalf of Mr. Anderson and/or his spouse until the earliest of: (a) the expiration of 18 months following the Termination Date; (b) when Mr. Anderson and/or his spouse, as applicable, becomes covered under another employer’s health plan or no longer eligible for COBRA continuation coverage; and (v) Mr. Anderson released the Company and its affiliates from certain claims.

The description of the Termination and Release Agreement set forth herein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Termination and Release Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

(c)

Appointment of Interim Chief Executive Officer

Effective December 30, 2018, the Board of Directors of the Company appointed Mr. Gregory J. Divis as the Company’s Interim Chief Executive Officer. Mr. Divis joined the Company in January 2017 as Executive Vice President and Chief Commercial Officer, and in March 2018 he was promoted to Executive Vice President and Chief Operating Officer. Prior to joining the Company, he served as an Executive in Residence at Linden Capital Partners, a healthcare-focused private equity firm. With over 25 years of experience in the pharmaceutical industry, Mr. Divis has served as President and Chief Executive Officer of Lumara Health, a specialty branded pharmaceutical company focused on women’s health. Prior to Lumara, Mr. Divis held general management, sales, marketing and business development roles at Schering Plough and Sanofi-Aventis.

No family relationships exist between Mr. Divis and any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. Divis and any other person pursuant to which Mr. Divis was selected as the Interim Chief Executive Officer, nor are there any transactions to which the Company is or was a participant in which Mr. Divis has a material interest subject to disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Divis entered into an employment agreement with Avadel Management Corporation as of August 15, 2017 which was described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2017 and a copy of which was filed as Exhibit 10.2 to the Company’s quarterly report on Form 10-Q filed with the SEC on November 9, 2017. Such description and such copy are incorporated by reference herein.

(d)

Election of Director

On December 27, 2018, the Board of Directors of the Company, acting on the recommendation of its Nominating and Corporate Governance Committee, unanimously appointed Dr. Eric J. Ende to the Board of Directors, effective immediately. Dr. Ende’s term will expire at the Company’s 2019 Annual General Meeting of Shareholders. Dr. Ende will be compensated pursuant to the same arrangements as the Company’s other non-management directors, with his cash compensation pro-rated to reflect the partial term he will serve through the Company’s 2019 Annual General Meeting of Shareholders. Compensation arrangements for directors are described under the heading “Director Compensation” in the Company’s 2018 Proxy Statement.

There are no arrangements or understandings between Dr. Ende and any other person pursuant to which Dr. Ende was appointed to serve on the Board of Directors of the Company. Dr. Ende has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On January 3, 2019, the Company issued a press release announcing certain management and corporate governance changes. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information responsive to this Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Employment Termination and Release Agreement, dated December 30, 2018, between Avadel Management Corporation, Avadel Pharmaceuticals plc and Michael S. Anderson.
99.1	Press release of Avadel Pharmaceuticals plc dated January 3, 2019.*

*	This information shall be deemed to be “furnished” and not filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC

	By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Cunsel and Corporate Secretary

Date: January 3, 2019

Exhibit Index

10.1	Employment Termination and Release Agreement, dated December 30, 2018, between Avadel Management Corporation, Avadel Pharmaceuticals plc and Michael S. Anderson.
99.1	Press release of Avadel Pharmaceuticals plc dated January 3, 2019.*

*	This information shall be deemed to be "furnished" and not filed herewith.